Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Sea Containers Ltd., et al	Case No.	06-11156(KJC)
	Reporting Period:	April 1, 2007 - April 30, 2007

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month**

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CONT)	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Laura Barlow	Date
Signature of Authorized Individual*	30 May 2007
(on behalf of Sea Containers Ltd)

LAURA BARLOW	Title of Authorized Individual
Printed Name of Authorized Individual	CFO Sea Containers Ltd

/s/ Ian Durant	Date
Signature of Authorized Individual*	30 May 2007
(on behalf of Sea Container Services Limited)

IAN DURANT	Director
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

** As agreed with the US Trustee office, MORs will be filed the 30th after each Month

FORM MOR

(9/99)

SEA CONTAINERS LTD., et al.
INDEX TO MONTHLY OPERATING REPORT

Description	Pages

General Notes to Monthly Operating Report	1-2

Schedule of Cash Receipts and Disbursements for Sea Containers Ltd. listing bank account details with month end period balances	3-4

Schedule of Cash Receipts and Disbursements for Sea Containers Services Ltd. listing bank account details with month end period balances	5

Bank Reconciliation Attestation	6

Balance Sheet and Statement of Operations for Sea Containers Ltd.	7-9

Balance Sheet and Statement of Operations for Sea Containers Services Ltd	10-12

Balance Sheet for Sea Containers Caribbean Inc.	13-14

Schedule of Intercompany Activity for Sea Containers Ltd.	15-16

Schedule of Intercompany Activity for Sea Containers Services Ltd.	17

Tax Attestation	18

Statement Regarding Insurance Policies	18

Schedule of Accounts Receivable and Aging for Sea Containers Ltd	19

Schedule of Accounts Receivable and Aging for Sea Containers Services Ltd	20

Schedule of Post-Petition Aged Creditors for Sea Containers Ltd	21

Schedule of Post-Petition Aged Creditors for Sea Containers Services Ltd	22

Debtors Questionnaire	23

SEA CONTAINERS LTD., et al

MONTHLY OPERATING REPORT, APRIL 2007

NOTES TO MONTHLY OPERATING REPORT

General

For financial reporting purposes, Sea Containers Ltd. prepares consolidated financial statements relating to Sea Containers Ltd. and its affiliates and subsidiaries (the “Sea Containers Group”) that are filed with the Securities and Exchange Commission (the “SEC”).  Unlike the consolidated financial statements, the financial statements in this report reflect only the assets and liabilities of each individual Debtor (as defined below).

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information.  In particular, management wishes to highlight note three on page seven and note two on page ten.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

The financial statements in this report represent the company’s internal accounting, on an unaudited and uncertified basis.  As of May 30, 2007, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006.  The certification and audit process may result in adjustments to the stated assets and liabilities.

Chapter 11 Reorganization Proceedings

On October 15, 2006 (the “Petition Date”), Sea Containers Ltd. (“SCL”), Sea Containers Services Ltd. (“Services”) and Sea Containers Caribbean Inc. (“SCCI”) (each a “Debtor” and collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession (“DIP”) pursuant to the Bankruptcy Code.  An official committee of unsecured creditors has been appointed for SCL (the “SCL Committee”) and an official committee of unsecured creditors has been appointed for Services (the “Services Committee”).

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors’ liabilities as of the Petition Date or to enforce pre-petition contractual obligations are automatically stayed.  Absent approval from the Bankruptcy Court, the Debtors are prohibited from paying pre-petition obligations.  In addition, as a consequence of the chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Bankruptcy Court.  However, the Debtors have requested that the Bankruptcy Court approve certain pre-petition liabilities, such as employee wages and benefits and certain other pre-petition obligations.  While the Debtors are subject to chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Bankruptcy Court.

At the Initial Debtors Interview with the United States Trustee on November 21, 2006, it was agreed that the Debtors’ Monthly Operating Report should consist of the following:

•      Consolidating Schedule of Cash Receipts and Disbursements by Debtor.

•      List of all bank accounts detailing the bank, account description, account number, and month end book balance.  Attestation that all bank reconciliations have been performed.

•      Balance Sheets for Each Debtor.

•      Schedules of the intercompany activity.

•      Income Statements for each Debtor.(1)

•      Schedule of Post-Petition fiduciary taxes – Provide Attestation that all taxes are current.

•      Schedule of Unpaid Post-Petition Debts.

•      Schedule of Accounts Receivable and Aging.

•      Debtor Questionnaire.

(1)      No income statement has been prepared for Sea Containers Caribbean Inc. since it has not traded in the last 12 months.

In Re: Sea Containers Limited	Cash No:	06-1156 (KJC)
	Reporting Dates:	April 1 - April 30, 2007

Schedule of Cash Receipts and Disbursements

			Commerce						Bank of	Bank of	Bank of
	JP Morgan	JP Morgan	Bank	JP Morgan	JP Morgan	JP Morgan	NatWEst	Barclays	America	America	Scotland
	A/C 704	A/C 702	A/C 353	A/C 501	A/C NY705	A/C 382	A/C 886	A/C399	A/C 015	A/C 023	A/C USD01
Cash beginning of month	$57,492.00	$30,011.00	$48,497,786.00	$109,416.00	$27,876.00	$6,053.00	$10,793.00	$27.00	$152,818.00	$183,449.00	$1,494.00

Receipts
Cash Sales
Accounts Receivable
Chassis Rental					$45,600.00
Sale of ships
Foreign Exchange Revaluation	$(10,969.00)				$(10.00)				$23,705.00
Interest Income	$886.00		$190,065.00	$264.00		$(6.00)			$79.00		$6.00
Sweep from SCS	$0.00								$629,881.00
Intra company sweep	$(1,800.00)	$2,733,435.00	$(2,100,150.00)		$(260,000.00)				$(642,539.00)	$460,904.00
Income received from Ge Seaco
Container Rental					$217,562.00
Total Receipts	$-11,883.00	$2,733,435.00	$-1,910,085.00	$264.00	$3,152.00	$-6.00	$0.00	$0.00	$11,126.00	$460,904.00	$6.00

Disbursements
Net Payroll		$8,000.00
Loan interest
Sales Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
S, G & A costs		$(1,724,234.00)		$(39,027.00)	$13,750.00			$2.00	$(137.00)	$19,250.00
Selling
Other (Attach List)
Contra
Sweep to SCS
Transfers (To DIP Accts)
Intra company sweep
Professional Fees
U.S. Trustee Quarterly Fees
SC Treasury funding		$1,000,000.00								$441,000.00
Court Costs
Total Disbursements	$0.00	$2,732,234.00	$0.00	$(39,027.00)	$13,750.00	$0.00	$0.00	$2.00	$(137.00)	$460,250.00	$0.00

Net Cash Flow (Receipts Less Disbursements)	$(11,883.00)	$1,201.00	$(1,910,085.00)	$39,291.00	$(10,598.00)	$(6.00)	$0.00	$(2.00)	$11,263.00	$654.00	$6.00

Cash End of Month	$45,609.00	$31,212.00	$46,587,701.00	$148,707.00	$17,278.00	$6,047.00	$10,793.00	$25.00	$164,081.00	$184,103.00	$1,500.00

	Bank of	Bank of	Societe	Societe	Commerce	JPMC	Marine	Bank of	Bank of	Barclays
	Scotland	Scotland	Generale	Generale	Bank	SCL Deposit	Midland	Bermuda	Bermuda	Bank	Current Month
	A/C 242	A/C 001	A/C N/A	A/C 032	A/C 282	A./C 706	A/C 298.2	A/C 52590	A/C 5539	A/C INS & TEE	Actual
Cash beginning of month	$1,231.00	$0.00	$532,525.00	$2,883.00	$-72.00	$32,042.00	$156,050.00	$5,988.00	$1,380.00	$490,000.00	$50,299,242.00

Receipts
Cash Sales											$0.00
Accounts Receivable											$0.00
Chassis Rental											$45,600.00
Sale of ships											$0.00
Foreign Exchange Revaluation											$12,726.00
Interest Income	$5.00		$2,158.00	$8.00		$123.00					$193,588.00
Sweep from SCS											$629,881.00
Intra company sweep			$(200,000.00)		$150.00			$7,000.00	$3,000.00		$0.00
Income received from Ge Seaco											$0.00
Container Rental											$217,562.00
Total Receipts	$5.00	$0.00	$(197,842.00)	$8.00	$150.00	$123.00	$0.00	$7,000.00	$3,000.00	$0.00	$1,099,357.00
Disbursements
Net Payroll											$8,000.00
Loan interest											$0.00
Sales Use & Other Taxes											$0.00
Inventory Purchases											$0.00
Secured/Rental/Leases											$0.00
Insurance											$0.00
S, G & A costs					$78.00	$131.00		$10.00	$2,029.00		$1,720,320.00
Selling											$0.00
Other (Attach List)											$0.00
Contra											$0.00
Sweep to SCS											$0.00
Transfers (To DIP Accts)											$0.00
Intra company sweep											$0.00
Professional Fees											$0.00
U.S. Trustee Quarterly Fees											$0.00
SC Treasury funding											$1,441,000.00
Court Costs											$0.00
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$78.00	$131.00	$0.00	$10.00	$2,029.00	$0.00	$3,169,320.00

Net Cash Flow (Receipts Less Disbursements)	$5.00	$0.00	$(197,842.00)	$8.00	$72.00	$(8.00)	$0.00	$6,990.00	$971.00	$0.00	$(2,069,963.00)

Cash End of Month--	$1,236.00	$0.00	$334,683.00	$2,891.00	$0.00	$32,034.00	$156,050.00	$12,978.00	$2,351.00	$490,000.00	$48,229,279.00

The Following Section Must Be Completed

Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements	$3,169,320.00
Add: Transfers From Debtor In Possession Accounts	$629,881.00
Less: Disbursements made by Sea Containers Ltd on behalf of Sea Containers Services Ltd	$(10,000.00)
Plus: Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)	$0.00
Total Disbursements For Calculating U.S. Trustee Quarterly FeesThe	$3,789,201.00

In Re: Sea Containers Services	Cash No:	06-11156 (KJC)
	Reporting Dates:	April 1 to April 30, 2007
Schedule of Cash Receipts and Disbursements in $USD
£ > $$1.96	(Conversion rate: £ = $1.96)

	NatWest PLC	Barclays Bank	Bank of America	Bank of Scotland	Commerce Bank		Current Month
	A/C # 420	A/C 724	A/C 013	A/C 234	A/C 131		Actual
Cash beginning of month	$0.00	$0.00	$(39,456.54)	$3,690.68	$50,000.00	$0.00	$14,234.14

Receipts
Foreign exchange			$(445.00)	$75.00			$-370.00
Accounts Receivable			$2,882,734.68				$2,882,734.68
Interest receivable				$15.68			$15.68
Depoit repaid			$77,506.24				$77,506.24
Funding From SCL							$0.00
Other (attach list)							$0.00
Tax refund							$0.00
Total Receipts	$0.00	$0.00	$2,959,795.92	$90.68	$0.00	$0.00	$2,959,886.60

Disbursements
Net Payroll			$1,118,393.64				$1,118,393.64
Payroll Taxes							$0.00
Rates			$140,337.96				$140,337.96
Inventory Purchases							$0.00
Secured/Rental/Leases							$0.00
Pension			$48,353.20				$48,353.20
Administrative			$1,007,588.96				$1,007,588.96
Selling							$0.00
Rent							$0.00
Other (Attach List)							$0.00
Owner Draw *							$0.00
Transfers (To DIP Accts)							$0.00
Sweep to SCL			$629,881.28				$629,881.28
Professional Fees							$0.00
U.S. Trustee Quarterly Fees							$0.00
Court Costs							$0.00
Total Disbursements	$0.00	$0.00	$2,944,555.04	$0.00	$0.00	$0.00	$2,944,555.04

Net Cash Flow (Receipts Less Disbursements)	$0.00	$0.00	$15,240.88	$90.68	$0.00	$0.00	$15,331.56

Cash End of Month	$0.00	$0.00	$(24,215.66)	$3,781.36	$50,000.00	$0.00	$29,565.70

The Following Section Must Be Completed

Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements	$2,944,555.04
Less: Transfers To Debtor In Possession Accounts	$(629,881.28)
Add: Disbursements made by Sea Containers Ltd on behalf of Sea Containers Services Ltd	$10,000.00
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$2,324,673.76

Reconciliation books to ledger	USD $0
Cash in bank at the end of the month	$29,565.70
Petty Cash	$3,454.00
Foreign Translation adjustment on Commerce Bank $50,000	$1,021.58
Balance per Sea Containers Services Financials 31 March 2007	$34,041.28

BANK RECONCILIATIONS

The Debtors confirm and attest that all bank reconciliations have been performed for Sea Containers Ltd. and Sea Containers Services Ltd.

Bank reconciliations are not applicable to Sea Containers Caribbean Inc. because it does not have any bank accounts.

SEA CONTAINERS LTD

BALANCE SHEET

		Unaudited	Unaudited
		April, 30	October 15,
	Note	2007	2006
Assets
Current assets
Cash and cash equivalents		$48,229,279	$50,100,986
Trade receivables - less allowances for doubtful accounts of $1.678 million		—	1,955,441
Due from related parties	(4)	7,893,940	13,481,857
Prepaid expenses and other current assets		2,819,035	1,718,439
Total current assets		58,942,254	67,256,723

Fixed assets, net	(5)	—	—

Long-term equipment sales receivable, net	(5)	—	—
Investment in group companies	(2)	—
Intercompany receivables	(3)	—	—
Investment in equity ownership interests	(6)	216,410,606	197,742,498
Other assets	(7)	3,000,994	3,424,161
Total assets	(1)	$278,353,854	$268,423,382

(1) Sea Containers Ltd does not produce Company only accounts. This statement of assets represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of April 30, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007.  In order to facilitate the preparation of Sea Containers Ltd’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated assets. The foreign exchange rates used to translate April 30, March 31, 2007 and October 15, 2006 was $2.00, £1.96 and $1.87 respectively.

(2)  As the parent Company for the Sea Containers Group, Sea Containers Ltd has an amount of $323,377,414 recorded in its books as an investment in subsidiary companies. Sea Containers Ltd is presently undergoing an exercise to ascertain the value contained within its subsidiaries that will become available to the shareholders of Sea Containers Ltd. Management’s current view is that this investment is significantly impaired; therefore, whilst this exercise is underway, Sea Containers Ltd feels it appropriate to make full provision against the investment in subsidiaries.

(3) The Sea Containers Group has a highly complex intercompany matrix that involves a large number of amounts receivable and payable. These are held as gross figures within the individual company accounting records but are netted off for the purposes of external presentation. Sea Containers Ltd is in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Sea Containers Ltd has a net intercompany receivable from its direct and indirect subsidiaries of $645,477,107. This represents a gross intercompany receivable of $1,852,634,026 and a gross intercompany payable of $1,207,156,919. Full provision has been made against this net amount whilst the exercise to ascertain value is underway. It is possible that individual subsidiaries may have a claim against Sea Containers Ltd and the netting off exercise in Sea Containers Ltd’s accounts is not prejudicial to any such claim that a subsidiary may have.

Since January 2007 Sea Containers Ltd has included adjustments to its inter company balances that arose as a result of UK statutory reporting requirements. This resulted in changes to certain inter company balances previously stated on the detailed inter company schedule. These changes did not impact on the Sea Containers Ltd balance sheet, due the company’s policy to fully provide against its net inter company balances and therefore Sea Containers Ltd has not restated its previously filed monthly operating reports.

(4) The amounts due from related parties largely consist of amounts due from GE SeaCo. These represent the anticipated recovery from GE SeaCo on completion of an expected set-off agreement.

(5) Fixed assets and long-term equipment sales receivable relate to containers. On October 3, 2006, SCL transferred the majority of these containers to a Special Purpose Company wholly owned by SCL to enable refinancing of the container fleet. These containers were transferred at Net Book Value. On October 12, 2006, the remaining assets were sold to a third party.

(6) This balance consists of the carrying value of Sea Containers Ltd’s investment in GE SeaCo and reflects GE SeaCo’s year end financial statements for the year ended December 31, 2006 and the management accounts for the four month period to April 30, 2007.

(7) $3,000,994 of the Other Assets balance represent the unamortized part of capitalised finance costs in relation to certain of Sea Containers Ltd’s senior loan notes that were outstanding at April 30, 2007. The loan notes will be amortised up to maturity (between March 2008 and June 2012) at a monthly rate of $104,000.  If the loan notes, which are disclosed as being due in less than one year, are repaid then the balance of the unamortized capitalised finance costs will be expensed to the Statement of Operations.

		Unaudited	Unaudited
		April, 30	October 15,
	Note	2007	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable (incl. Pre Petition payables of $216,243)		$3,482,268	$3,372,476
Accrued expenses		44,889,612	22,843,429
Current portion of long-term debt	(11)	27,947,657	25,926,107
Current portion of senior notes		385,210,294	384,938,936
Total current liabilities		461,529,831	437,080,948

Total shareholders’ equity	(10)	(183,175,977)	(168,657,566)
Total liabilities and shareholders’ equity	(8), (9)	$278,353,854	$268,423,382

(8) Sea Containers Ltd does not produce Company only accounts. This statement of liabilities and shareholder’s equity represents the Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of March 31, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 31, 2006, December 31, 2006 and March 31, 2007.  In order to facilitate the preparation of Sea Containers Ltd’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated liabilities. The foreign exchange rates used to translate April 30, March 31, 2007 and October 15, 2006 was $2.00, $1.96 and $1.87 respectively.

(9) The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd on October 19, 2006 and April 26, 2007, warning that the Regulator is considering exercising its powers to issue financial support directions (“FSDs”) to Sea Containers Ltd  under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the “1983 Scheme”) and the Sea Containers 1990 Pension Scheme (the “1990 Scheme”) (together the “Schemes”).

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK indirect subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd, it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd in respect of pension liabilities under the terms of a support agreement between Sea Containers Ltd and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to the Sea Containers Group and other subsidiaries and is indemnified by Sea Containers Ltd for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately £107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately £27 million ($51 million) for the 1990 Scheme. These values are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd. cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd. and that no FSDs have been issued.

The Company responded briefly to the original warning notices, submitting that it would not be reasonable to issue an FSD, and actively engaged with the Pensions Regulator to persuade it of this. However, the Pensions Regulator reissued the warning notice on April 26, 2007. The Pensions Regulator says the reissue is not meant to prejudice attempts to resolve matters by alternative means but sees no benefit in delaying crystallizing a potential liability. The Company responded on May 14, 2007 stating that it is not reasonable under the circumstances for the Pensions Regulator to issue an FSD. The Pensions Regulator has indicated that its Determination Panel will consider the matter on June 12 and 13, 2007.

(10) Shareholders’ Equity is calculated after all adjustments that have been noted in notes (1) to (9) above.  In particular, the treatment of investments in group companies and net intercompany receivables as discussed in notes (3) and (4) have a material effect on Shareholders’ Equity. Any adjustment to this policy which may arise on completion of the exercise to ascertain value held in subsidiary companies and the associated evaluation of intercompany receivables and payables may have a material impact on Shareholders’ Equity as stated.

(11) The Current portion of long term debt consists of loans from Trilogy Portfolio LLC, for a ship acquisition and Silverpoint, who made certain payments on behalf of Sea Containers Ltd to shareholders of another company.

SEA CONTAINERS LTD

STATEMENT OF OPERATIONS

		Unaudited	Unaudited
		One Month Ended	For the period 16 Oct
	Note	April 30, 2007	to April 30, 2007

Revenue	(13)	$1,954,519	$10,954,629

Costs and expenses:
Operating costs		95,698	1,058,459
Selling, general and administrative expenses		(2,267,755)	(17,377,046)
Professional fees	(15)	(4,177,440)	(6,586,125)
Charges to provide against intercompany accounts	(14)	3,126,037	24,674,891
Depreciation & amortization		—	(58,677)
Total costs and expenses		(3,223,460)	1,711,502

Gain or (Loss) on sale of assets		(17,935)	224,849

Operating income		(1,286,876)	12,890,980

Other income (expense)
Interest income		193,689	1,469,303
Foreign exchange gains or (losses)		16,757	(87,948)
Interest expense, net of capitalized interest		(3,494,010)	(22,599,203)

Income before taxes		(4,570,440)	(8,326,868)
Income tax expense		(100,000)	(651,614)
Net loss	(12)	$(4,670,440)	$(8,978,482)

(12) Sea Containers Ltd does not produce Company only accounts. This statement of operations represents the Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As April, 30, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007.  In order to facilitate the preparation of Sea Containers Ltd’s December 31, 2006 income statement, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated revenues and expenses. The foreign exchange rates used to translate April 30, 2007, March 31, 2007 and October 31, 2006 was $2.00, $1.96 and $1.87 respectively.

(13) Revenue includes $1,953,166 in respect of Sea Containers Ltd’s equity interest in GE SeaCo.

(14)  Sea Containers Ltd’s policy prior to the bankruptcy filing date was to make provisions for the net receivable due from Sea Containers Ltd Group’s subsidiary companies. The change in the month above, relates to decreases in the net receivable balance due from group companies in the month, largely caused by foreign exchange movements.

(15)  As at April 30, 2007 professional fees totalling $6,586,125 have been expensed. Such costs are not included until they have been approved by the Court. The allocation of professional fees between Sea Containers Ltd and Sea Containers Services Limited is under review.

SEA CONTAINERS SERVICES

BALANCE SHEET

		Unaudited	Unaudited
		April 30,	October 15,
	Note	2007	2006

Assets
Current assets
Cash and cash equivalents		$34,040	$274,533
Trade receivables		228,240	419,162
Due from related parties (GE SeaCo)		5,408,824	4,805,049
Prepaid expenses and other current assets	(3)	3,825,768	14,242,003
Total current assets		9,496,872	19,740,747

Fixed assets, net		2,765,304	3,410,461

Investments		2,690,824	2,515,920
Intercompany receiables	(2)	46,293,038	29,746,215
Other assets	(3)	3,723,778	14,975
Total assets	(1)	$64,969,816	$55,428,318

(1) This statement of assets reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of March 31, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007.  In order to facilitate the preparation of Sea Containers Ltd and Sea Container Services Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process for Sea Container Services Limited at December 31, 2005 and December 31, 2006 year ends may result in adjustments to the above stated assets. The foreign exchange rates used to translate April 30, 2007, March 31, 2007 and October 15, 2006 was $2.00, $1.96 and $1.87 respectively.

(2) Sea Containers Services Ltd. has net intercompany receivables of $46,293,038. This represents gross intercompany receivables of $116,509,492 and gross intercompany payables of $70,216,454. The Sea Containers Group has a highly complex intercompany accounting process. The Sea Containers Group is currently in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Whilst this exercise remains ongoing Sea Containers Services Ltd. regards it as appropriate to reflect the full intercompany receivables and payables within its Balance Sheet on a net basis but it is possible that a full or partial provision against its intercompany balances will be required on completion of the evaluation.

(3)  Following a review of Sea Container Services Ltd’s tax position at 31 December, 2006, a deferred tax asset has been recognised which relates to timing differences in claiming capital allowances. The current portion of $1,196,000 is held in prepaid expenses and the long term portion of $3,720,000 is held in Other assets.

As part of the 2005 audit of Sea Container Services Limited and a review of the allocation of professional fees, the carrying value of the deferred tax asset is under review.

		Unaudited	Unaudited
		April 30,	October 15,
	Note	2007	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable (incl. Pre Petition payables of $354,488)		$2,233,826	$1,198,421
Accrued expenses		2,680,370	5,736,956
Current portion of long-term debt		1,676,174	1,807,527
Total current liabilities		6,590,370	8,742,904

Total shareholders’ equity		54,173,446	46,685,414
Total liabilities and shareholders’ equity	(4), (5)	$60,763,816	$55,428,318

(4)  This statement of assets reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of March 31, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007.  In order to facilitate the preparation of Sea Containers Ltd and Sea Container Services Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process for Sea Container Services Limited at December 31, 2005 and December 31, 2006 year ends may result in adjustments to the above stated assets. The foreign exchange rates used to translate April 30, 2007, March 31, 2007 and October 15, 2006 was $2.00, $1.96 and $1.87 respectively.

(5)  The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd on October 19, 2006 and April 26, 2007 warning that the Regulator is considering exercising its powers to issue financial support directions (“FSDs”) to Sea Containers Ltd under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the “1983 Scheme”) and the Sea Containers 1990 Pension Scheme (the “1990 Scheme”) (together the “Schemes”).

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK indirect subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd., it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd. in respect of pension liabilities under the terms of a support agreement between Sea Containers Ltd and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to Sea Containers Ltd. and other subsidiaries and is indemnified by Sea Containers Ltd. for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd. that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately £107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately £27 million ($51 million) for the 1990 Scheme. These values are stated as at 31 December 2005 and are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd. cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd. and that no FSDs have been issued.

The Company responded briefly to the original warning notices, submitting that it would not be reasonable to issue an FSD, and actively engaged with the Pensions Regulator to persuade it of this. However, the Pensions Regulator reissued the warning notice on April 26, 2007. The Pensions Regulator says the reissue is not meant to prejudice attempts to resolve matters by alternative means but sees no benefit in delaying crystallizing a potential liability. The Company responded on May 14, 2007 stating that it is not reasonable under the circumstances for the Pensions Regulator to issue an FSD. The Pensions Regulator has indicated that its Determination Panel will consider the matter on June 12 and 13, 2007.

SEA CONTAINERS SERVICES

STATEMENT OF OPERATIONS

		Unaudited	Unaudited
		One Month Ended	Period October 16, 2006
	Note	April 30, 2007	to April 30, 2007

Revenue		$2,477,590	$13,121,503

Costs and expenses:
Operating costs		—	—
Selling, general and administrative expenses		(2,146,988)	(10,234,184
Professional fees (formerly Reorganisation costs)	(7)	(1,252)	(506,025)
Depreciation & amortization		(117,368)	(734,475)
Total costs and expenses		(2,265,608)	(11,474,684)

Gains on sale of assets		15,390	30,423

Operating income		227,372	1,677,242

Other income (expense)
Interest income		16	100
Foreign exchange gains or (losses)		210	(134,288)
Interest expense, net of capitalized interest		(14,312)	(96,882)

Income before taxes		213,286	1,446,172
Income tax credit	(8)	1,539,862	7,504,714
Net income	(6)	$1,753,148	$8,950,886

(6) This statement of operations reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of April 30, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007. In order to facilitate the preparation of Sea Containers Services Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated revenues and expenses. The foreign exchange rates used to translate April 30, 2007, March 31, 2007 and October 15, 2006 was $2.00, $1.96 and $1.87 respectively.

(7)  As at April 30, 2007 professional fees totalling $506,025 have been expensed. Such costs are not included until they have been approved by the Court. The allocation of professional fees between Sea Containers Ltd and Sea Containers Services Limited is under review.

(8)  The income tax credit for the period October 16, 2006 to April 30, 2007 consists of deferred tax of $4,821,320 and current tax of $2,683,394. In the month ending April 30, 2007 the tax credits consist of deferred tax of $182,000 and current tax of $1,357,682, which relates to 2005 UK corporation tax.

As part of the 2005 audit of Sea Container Services Limited and a review of the allocation of professional fees, the carrying value of the deferred tax asset, in the balance sheet, is under review.

SEA CONTAINERS CARIBBEAN

BALANCE SHEET

		Unaudited	Unaudited
		April, 30	October 15,
	Note	2007	2006

Assets
Current assets
Cash and cash equivalents		$—	$—
Deferred tax		—	—
Due from related parties		—	—
Prepaid expenses and other current assets		—	—
Total current assets		—	—

Fixed assets, net		—	—

Investments		—	—
Intercompany receivables		—	—
Other assets		—	—
Total assets	(1)	$—	$—

1) This statement of assets represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of April 30, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 December 31, 2006 and March 31, 2007. The certification and audit process may result in adjustments to the above stated assets. Sea Containers Caribbean Inc. has not traded in the last twelve months.

		Unaudited	Unaudited
		March 31,	October 15,
	Note	2007	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable		$3,530,094	$3,530,094
Accrued expenses			—
Current portion of long-term debt			—
Total current liabilities		3,530,094	3,530,094

Total shareholders’ equity		(3,530,094)	(3,530,094)
Total liabilities and shareholders’ equity	(2)	$—	$—

(2) This statement of liabilities represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of March 31, 2007, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 December 31, 2006 and March 31, 2007. The certification and audit process may result in adjustments to the above stated liabilities. . Sea Containers Caribbean Inc ..has not traded in the last twelve months.

SCL Intercompany Balance As At

	April 30	March 31
	2007	2007	Movement
	$	$	$
Receivable

SC British Isles	122,768,154	119,887,890	2,880,264
SC Services	66,670,912	68,187,359	(1,516,447)
West Australia Line	1,222,855	1,222,855	0
Ferry & Port Holdings	922,813,786	906,689,254	16,124,532
SC Finland (Ex Silja Holdings)	93,486,824	93,486,824	0
SC America Inc	8,195,856	8,595,856	(400,000)
CMCI	2,611,781	2,611,781	0
SC Asia Pte	514,134	545,140	(31,006)
SeaCat 2	20,013,418	20,013,418	0
SC Australia	7,902,610	7,902,610	0
Cooltainers	25	25	0
SPC	121,644,201	121,385,980	258,221
SPC Holdings	142,167,251	142,167,251	0
SC Brasilia	12,962,346	12,962,346	0
Mobilbox	182	182	0
Strider 2	4,222,504	4,222,504	0
Vessel Holdings 3	7,644,985	7,644,985	0
Strider 9	1,938,178	1,938,178	0
Strider 10	8,821,179	8,821,179	0
Technitank	600,000	600,000	0
Boxer 2	2,731,302	2,731,302	0
Boxer 3	13,419,698	13,419,698	0
Contender 1	36,712,498	36,712,498	0
Pacifica Ship Management	196,460	196,460	0
Nagara Tam	854,524	854,524	0
Nagara Ltd	1,052,675	1,052,675	0
Seafast Management Services	63,965	63,965	0
Paulista Containers	25,293,404	25,293,404	0
Brasiluvas Agricola	3,249,734	3,232,900	16,834
SC Properties	10,217,854	10,217,854	0
Vessel Holdings	2,390,777	2,390,777	0
SeaCat 4	18,094,927	18,094,927	0
SC Mauritius	52,102	52,102	0
Freight containers India	37,018	37,018	0
Super SeaCat 1	20,402,939	20,402,939	0
Super SeaCat 2	25,555,343	25,555,343	0
Super SeaCat 3	8,320,382	8,320,382	0
Super SeaCat 4	12,702,339	12,702,339	0
SeaCat Ltd	17,212,321	17,212,321	0
SeaCat 6	12,282,187	12,282,187	0
SeaCat 7	13,377,343	13,377,343	0
SC Ropax	3,310,671	3,310,671	0
Seacat Limited	1,887,887	1,826,829	61,058
Fast Ferries Ltd	9,725,844	9,531,313	194,531
SC Opera	39,059,114	39,055,430	3,684
SC Finnjet	16,287,248	16,287,248	0
SC Treasury	11,771,825	10,330,825	1,441,000
SC Finland OY	170,464	170,464	0
	1,852,634,026	1,833,601,355	19,032,671

SCL Intercompany Balance As At

	April 30	March 31
	2007	2007	Movement
	$	$	$
Payable

Super SeaCat Italia	(130)	(130)	0
SC Italia Holdings	(66,621)	(66,621)	0
Fairways and Swinford	(313,802)	(313,802)	0
SC Chartering	(60)	(60)	0
Yorkshire Marine Containers	(12,969,471)	(12,730,426)	(239,045)
Illustrated London News	(20,214,053)	(19,812,258)	(401,795)
SC Finland Services	(19,736,530)	(19,239,964)	(496,566)
Liverpool Dublin	(42)	(42)	0
Hoverspeed GB	(3,746,897)	(3,716,373)	(30,524)
SC UK	(1,018,165,826)	(997,802,669)	(20,363,157)
Burginhall 818	(40,002)	(39,202)	(800)
SeaCo Parts Inc	(439,147)	(439,147)	0
SC Ports & Ferries	(80,680,292)	(80,680,292)	0
IRS pte	(46,963)	(46,963)	0
Hyde Park Containers	(5,251)	(5,251)	0
Melbourne Park containers	(210,346)	(210,346)	0
IRS NZ	(34,661)	(34,661)	0
SC Iberia	(5,300,092)	(5,228,298)	(71,794)
Contender 2	(5,116,079)	(5,116,079)	0
Atlantic Maritime Services	(2,591,280)	(2,591,280)	0
Marine Container Insurance	(12,063,628)	(12,013,628)	(50,000)
Societe Bananiere De Motobe	(1,625,043)	(1,625,043)	0
SC Holdings	(18,238,145)	(17,873,385)	(364,760)
SC Finance Ireland	(5,538,686)	(5,399,334)	(139,352)
SCL Activities	(13,872)	(12,957)	(915)
	(1,207,156,919)	(1,184,998,211)	(22,158,708)

Net	645,477,107	648,603,144	(3,126,037)

SCS Intercompany Balance As At

	USD 2.00	USD 1.96
	Apr-30	Mar-31	Movement	Movement
	2007	2007	@ USD 2.00
	£	£	£	$
Receivable

SC British Isles	23,789,378	23,789,378	—	—
Ferry & Port Holdings (incl ILN)	1,299,454	1,424,011	(124,557)	(249,114)
ILN + Sketch	25,580,923	25,580,923	—	—
YMCL	5,080,777	5,069,431	11,346	22,692
Hart Fenton	1,108,823	1,098,141	10,682	21,364
SC Asia Pte	558,387	558,387	—	—
Periandros	450,526	447,193	3,333	6,666
Newhaven Marina	192,714	192,714	—	—
SC House Management	162,132	184,373	(22,241)	(44,482)
SC America Inc	29,112	29,112	—	—
Insurance Premiums to be recharged	2,520	2,520	—	—

	58,254,746	58,376,183	(121,437)	(242,874)

Payable

SCL	(33,335,456)	(34,789,469)	1,454,013	2,908,026
SC Property Services	(1,627,327)	(1,586,085)	(41,242)	(82,484)
Fairways & Swinford	(87,535)	(69,503)	(18,032)	(36,064)
SC Treasury	(57,909)	(57,909)	—	—

	(35,108,227)	(36,502,966)	1,394,739	2,789,478

	23,146,519	21,873,217	1,273,302	2,546,604

	$	$
Receivable	116,509,492	114,417,319

Payable	(70,216,454)	(71,545,813)

	46,293,038	42,871,505

TAX PAYMENT ATTESTATION

Taxes

Pursuant to the Exempted Undertakings Tax Protection Act (Bermuda) 1966, Sea Containers Ltd., a company incorporated under the laws of Bermuda, is not subject to any tax on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance.

Sea Containers Services Ltd. has paid post-petition tax payments as due.

Payroll Taxes Withheld and Paid

All payroll taxes of Sea Containers Services Ltd. have been fully paid for the period covered by this report.

STATEMENT REGARDING INSURANCE POLICIES

All insurance policies for the Debtors have been fully paid for the period covered by this report, including workers compensation and disability insurance.

In Re; Sea Containers Ltd	Case No.

	Reporting Date	April 30, 2007

Accounts Receivable Reconciliation and Aging

$

Total accounts receivable at the beginning of the reporting period	1,543,204

Add Amounts billed during the period	310,548

Less Amounts collected during the period	(219,519)

Other movements	44,315

Total accounts receivable at the end of the reporting period	1,678,548

Accounts Receivable Ageing

0 - 30 days old	216,496

31 - 60 days old	153,994

61 - 90 days old	232,642

91 + days old	1,075,416

Total accounts receivable	1,678,548

Amounts considered uncollectible (net)	(1,678,548)

Accounts receivable net	—

The company is undergoing a full bad debt review. Until this review is complete it is the Company’s policy to fully provide against all trade receivables. However the Company continues to collect its trade receivables as and when they fall due.

In Re; Sea Containers Services Limited	Case No.

	Reporting Date	April 30, 2007

Accounts Receivable Reconciliation and Aging

$

Total accounts receivable at the beginning of the reporting period	56,869

Add Amounts billed during the period	170,210

Less Amounts collected during the period	0

Other movements	1,161

Total accounts receivable at the end of the reporting period	228240

Accounts Receivable Ageing

0 - 30 days old	170,210

31 - 60 days old	58,030

61 - 90 days old	0

91 + days old	0

Total accounts receivable	228,240

Amounts considered uncollectible (net)	0

Accounts receivable net	228,240

Sea Containers Ltd

Post Petition Aged Creditors listing

As at April 30, 2007

	Number of days past due
	Current	0 - 30	31 - 60	61 - 90	Total
	$	$	$	$	$

Accounts Payable	58,316	—	—	—	58,316

Professional fees	2,151,976	1,003,795	51,938	—	3,207,709

	2,210,292	1,003,795	51,938	0	3,266,025

Professional fees are made up as follows:

Young Conaway	128,009	—	—	—	128,009
Carter Ledyard and Milburn	376,840	—	—	—	376,840
Morris Nichols	37,624	—	—	—	37,624
Bingham McCutchen	87,051	766,444	—	—	853,495
M Communications	39,200	—	51,938	—	91,138
Houlihan Lokey Howard	655,548	—	—	—	655,548
Willkie Farr & Gallagher	261,097	—	—	—	261,097
BMC	62,013	—	—	—	62,013
Kirkland and Ellis	504,594	237,351	—	—	741,945

	2,151,976	1,003,795	51,938	—	3,207,709

Sea Containers Services Ltd

Post Petition Aged Creditors listing

As at April 30, 2007

	Number of days past due
	Current	0 - 30	31 - 60	61 - 90	Total	£ > $ 2.00
	$	$	$	$	$

Accounts Payable	1,156,228	60,982	55,286	26,242	1,298,738

Professional fees	22,252	61,800	171,594	324,954	580,600

	1,178,480	122,782	226,880	351,196	1,879,338

Professional fees are made up as follows:

Pricewaterhouse Coopers	—	—	—	76,478	76,478
Collinson Grant	—	61,800	91,712	24,410	177,922
Towers Perrin	22,252	—	79,882	224,066	326,200

	22,252	61,800	171,594	324,954	580,600

DEBTORS QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X